                                     EXHIBIT E
                                 POWERS OF ATTORNEY

     This power of attorney will expire December 31, 1998.

     KNOW ALL PERSONS BY THESE PRESENTS that THE GOLDMAN SACHS GROUP, L.P. (the "Company") does hereby make, constitute and appoint each of Hans-Linhard Reich and Roger S. Begelman, acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, as amended, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of September 8, 1997.

THE GOLDMAN SACHS GROUP, L.P.

By: THE GOLDMAN SACHS CORPORATION

By: /s/  ROBERT J. KATZ
    -------------------
     ROBERT J. KATZ
     Managing Director

     This power of attorney will expire December 31, 1998.

     KNOW ALL PERSONS BY THESE PRESENTS that GOLDMAN, SACHS & CO. (the "Company") does hereby make, constitute and appoint each of Hans-Linhard Reich and Roger S. Begelman, acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, as amended, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of September 8, 1997.

GOLDMAN, SACHS & CO.

By: /s/  ROBERT J. KATZ
    -------------------
     ROBERT J. KATZ
     Managing Director